OTHER LIABILITIES	12 Months Ended
Dec. 31, 2025
OTHER LIABILITIES
OTHER LIABILITIES

15.OTHER LIABILITIES

Other liabilities consist of the following:

	As at	As at
	December 31,	December 31,
	2025	2024
Committed subscription proceeds for San Nicolás project	$152,102	$195,952
Pension benefit obligations	65,485	51,793
Deferred income	30,688	34,888
Other	1,946	6,261
Total other liabilities	$250,221	$288,894

The committed subscription proceeds represent the minimum unavoidable obligation under the joint venture shareholders’ agreement between Agnico Eagle and Teck. During the year ended December 31, 2025, contributions of $15.0 million were recorded against the obligation (2024- $16.3 million). The current portion of the remaining obligation is recorded on the accounts payable and accrued liabilities line item of the consolidated financial statements (Note 11).

The Company provides pension and retirement programs for certain current and former senior officers, and eligible employees in Canada and Mexico, each of which are considered defined benefit plans under IAS 19 — Employee Benefits. The funded status of the plans are based on actuarial valuations performed as at December 31, 2025. The plans operate under similar regulatory frameworks and generally face similar risks.

In addition to its defined benefit pension plans, the Company maintains two defined contribution plans - the Basic Plan and the Supplemental Plan. Under the Basic Plan, Agnico Eagle contributes 5.0% of certain employees’ base employment compensation to a defined contribution plan. In 2025, $23.0 million (2024 — $20.0 million) was contributed to the Basic Plan. The Company also maintains the Supplemental Plan for designated executives at the level of Vice-President or above. The Company’s liability related to the Supplemental Plan is $14.2 million at December 31, 2025 (2024 — $11.8 million).